Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE AND CHIEF FINANCIAL
OFFICERS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Attiazaz “Bob” Din, President and Chief Executive Officer, and Javed Latif, Senior Vice President and Chief Financial Officer, respectively of En Pointe Technologies, Inc. (the “Company”), individually and not jointly certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008

/s/ Attiazaz “Bob” Din
Attiazaz “Bob” Din
President and
Chief Executive Officer

/s/ Javed Latif
Javed Latif
Vice President and Chief Financial Officer